EXHIBIT 10.36

                                                       CIT


                                                       December 31, 2006

LEVCOR INTERNATIONAL, INC.
462 Seventh Avenue
New York, NY 10018

Ladies and Gentlemen:

We refer to the (i) Financing Agreement dated January 24, 2002 between Levcor International, Inc., as successor by merger to Carlyle Industries, Inc., and us, as supplemented and amended (herein the "Financing Agreement"), (ii) the Factoring Agreement between us dated September 17, 1998, as supplemented and amended (the "Factoring Agreement"); and (iii) your Term Promissory Note (which you assumed, as successor by merger to Carlyle Industries, Inc.) to our order, in the original principal amount of $2,000,000.00 dated January 24, 2002, as amended and supplemented (the "Note"; the Note, collectively with the Financing Agreement and the Factoring Agreement, herein the "Loan Documents"). Capitalized terms used and not otherwise defined herein shall have the same meanings given them in the Loan Documents.

This is to confirm that pursuant to mutual consent and understanding, effective as of January 1, 2007, the Loan Documents shall be amended as follows:

1. The second sentence of Section 16.1 of the Factoring Agreement shall be, and hereby is, deleted in its entirety and replaced with the following:

         "Anniversary Date" shall mean January 1, 2009 and the same date in each year thereafter."

2. The first sentence of Section 9.1 of the Financing Agreement shall be, and hereby is, deleted in its entirety and replaced with the following:

         "Upon acceptance by us, this Agreement shall become effective as of January 24, 2002 and shall continue in full force and effect until January 1, 2009 (the "Initial Term"), and from year to year thereafter, unless sooner terminated as herein provided."

3. The third paragraph of the Note shall be deleted in its entirety and replaced with the following:

         "The principal balance of this Note shall be payable in eighty-three
         (83) equal consecutive monthly installments of Twelve Thousand U.S. Dollars ($12,000.00) each, with the first installment due and payable as of February 1, 2002, and each subsequent installment due and payable on the first business day of each month thereafter, and an eighty fourth (84th) and final consecutive monthly installment payment of One Million Four Thousand Dollars and 00/100 U.S. Dollars ($1,004,000.00) shall be due and payable on January 1, 2009."




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To compensate us for the use of our in-house legal department and facilities in documenting this amendment, you hereby agree to pay us a Documentation Fee equal to $300.00. Said amount shall be due and payable upon the date hereof and may, at our option, be charged to any of your account(s) under the Loan Documents on the due date thereof.

 Except as herein specifically provided, no other changes in the terms or provisions of the Loan Documents are intended or implied. If the foregoing is in accordance with your understanding, kindly sign and return to us the enclosed copy of this letter to so indicate. In addition, we have asked the guarantors to sign below to confirm that the foregoing shall not affect, modify or diminish the guarantor's obligations under any instruments of guaranty and/or any related pledge or security agreements executed in favor of CIT.

                                        Very truly yours,

                                        THECITGROUP/COMMERCIAL SERVICES, INC.


                                        By /s/ ANTHONY MONTEMARANO
                                           -------------------------------------
                                           Name:   Anthony Montemarano
                                           Title:  Vice President

Read and Agreed to:

LEVCOR INTERNATIONAL, INC.


By /s/ EDWARD F. COOKE   12/31/06
---------------------------------
Name:   Edward F. Cooke
Title:  VP, CFO

Confirmed:

BLUMENTHAL/LANSING COMPANY, LLC


By /s/ EDWARD F. COOKE  12/31/06           /s/ ROBERT A. LEVINSON
--------------------------------           -------------------------------------
Name:   Edward F. Cooke                     ROBERT A. LEVINSON, individually
Title:  President




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